Revenue Recognition	6 Months Ended
Jun. 30, 2019
Revenue from Contract with Customer [Abstract]
Revenue Recognition	Revenue Recognition
Disaggregation of Revenue
Our revenue consists of:

		Three months ended June 30,		Six months ended June 30,
		2019	2018	2019	2018
Revenue Stream	Segment	Total Revenue
Restaurant revenue:		(in millions)
Restaurant sales	Restaurant Group	$247.7	$258.3	$493.0	$517.5
Bakery sales	Restaurant Group	17.4	16.3	28.4	29.5
Franchise and other	Restaurant Group	1.4	1.6	2.9	3.0
Total restaurant revenue		266.5	276.2	524.3	550.0
Other operating revenue:
T-System, point-in-time	T-System	4.9	5.9	9.7	12.6
T-System, over time	T-System	8.0	8.9	15.4	17.6
Real estate and resort	Corporate and other	5.7	5.4	10.1	8.3
Other	Corporate and other	—	5.9	0.1	6.2
Total other operating revenue		18.6	26.1	35.3	44.7
Total operating revenues		$285.1	$302.3	$559.6	$594.7

Restaurant revenue consists of restaurant sales, bakery operations, and, to a lesser extent, franchise revenue and other revenue. Restaurant sales include food and beverage sales and gift card breakage, are net of applicable state and local sales taxes and discounts, and are recognized at a point in time as services are performed and goods are provided. Revenue from bakery operations is recognized at a point in time in the period during which the products are shipped and control transfers to the customer. Franchise revenue and other revenue consist of development fees and royalties on sales by franchised units. Initial franchise fees are recognized as income upon commencement of the franchise operation and completion of all material services and conditions by the Company. Royalties are calculated as a percentage of the franchisee sales and recognized in the period in which the sales are generated. Revenue resulting from the sale of gift cards is recognized in the period in which the gift card is redeemed and is recorded as deferred revenue until recognized.
T-System recognizes revenue when a customer obtains control of the promised goods or services. The amount of revenue recognized is determined by the consideration that T-System expects to be entitled to in exchange for the goods and services. T-System's contracts with customers typically do not include variable consideration such as right of return or refund or other form of incentives or considerations payable to customers.
T-System offers a software as a service solution with full-service coding ("RevCycle+") available, through contracts with customers to either provide access to its proprietary coding software platform or provide medical chart coding services. Billing for both services occurs monthly as services are provided. Billing for medical chart coding services is based on a monthly fee which may vary based on the volume of services provided. Revenue for RevCycle+, including implementation and upfront training of customer personnel, is recognized ratably over the term of the contract as services are consumed by the customer.
T-System sells an electronic version of the medical documentation system (“EV”), provided in the form of a non-exclusive license to use the software at the sites under the agreement when the software is made available to the customer. EV contracts with customers can include various combinations of products and services which are generally capable of being distinct and accounted for as separate performance obligations such as software licenses, implementation services, third party interface licenses or subscriptions, hardware, and maintenance (software updates and technical support services). T-System sells software licenses through recurring fixed-term or subscription fee arrangements and one-time perpetual license arrangements (perpetual licenses), and as software as a service solution (cloud solutions). EV term license and perpetual license contracts include performance obligations that are both satisfied at a point in time and over a period of time as goods and services are transferred. T-System also sells legacy medical documentation templates ("T-Sheets") to emergency care providers to be used for documentation of patient care. T-Sheets includes various optional recurring fixed-term or subscription licenses which are recognized over time after access to the template has been delivered to the customer. EV software as a service contracts typically include one stand ready performance obligation to provide subscription services which are satisfied over time. Judgment is required to determine whether the software license is considered distinct and accounted for separately, or not distinct and accounted for together with the cloud service and recognized over time. Judgment is required to determine the standalone selling price ("SSP") for each distinct performance obligation. In instances where SSP is not directly observable, such as when we do not sell the product or service separately, we determine the SSP using information that may include our pricing strategy and other observable inputs.
T-System typically bills its customers on a monthly or other frequent periodic basis in accordance with the underlying contracts with its customers. We have determined our contracts generally do not include a significant financing component. The primary purpose of our invoicing terms is to provide customers with simplified and predictable ways of purchasing our products and services, not to receive financing from our customers. Revenue is recognized net of any taxes collected from customers.
Other operating revenue consists of income generated by our resort operations which includes sales of real estate, lodging rentals, food and beverage sales, and other income from various resort services offered. Revenue is recognized upon closing of the sale of real estate or once goods and services have been provided and billed to the customer.
Contract Balances
The following table provides information about receivables and deferred revenue:

	June 30,	December 31,
	2019	2018
	(In millions)
Trade receivables, billed (1)	$25.7	$40.3
Unbilled accounts receivable, current (1)	7.4	9.5
Unbilled accounts receivable, long term (2)	10.6	10.6
Deferred revenue (contract liabilities)	25.5	31.7

(1) Included in Trade receivables on the Condensed Consolidated Balance Sheets
(2) Included in Other noncurrent assets on the Condensed Consolidated Balance Sheets
Unbilled accounts receivable is recorded primarily for our T-System EV and RevCycle+ revenue related to software, licenses, license implementation (including upfront training) and other performance obligations which are recognized in revenue at a point-in-time upon satisfaction of performance obligations, but collected in cash ratably over the term of the underlying contract.
Deferred revenue is recorded primarily for restaurant gift card sales and certain T-System revenue. The unrecognized portion of such revenue is recorded as Deferred revenue in the Condensed Consolidated Balance Sheets. Revenue of $8.9 million and $22.3 million was recognized in the three and six months ended June 30, 2019, respectively, that was included in Deferred revenue at the beginning of the period.
There was no impairment related to contract balances.
As of June 30, 2019, revenue estimated to be recognized in the future from the Company’s remaining unfulfilled performance obligations is not material.